Exhibit 10(t)

                            INDEMNIFICATION AGREEMENT

      AGREEMENT, dated as of April 11, 2006 by and between Albany International Corp. (hereinafter "the Company") and _____________________________ (hereinafter "Indemnitee").

      Whereas, it is in the best interests of the Company and its stockholders that the Company be able to attract and retain highly qualified individuals as members of its Board of Directors;

      Whereas, such highly qualified individuals may be reluctant to serve as directors because of the substantial personal financial risks resulting from the increasingly complex legal environment, the greater frequency of litigation against directors, the heavy financial burden of defense against such litigation and the uncertainties of the outcome of any such litigation;

      Whereas, the Company is permitted under applicable law and the By Laws of the Company to enter into agreements indemnifying directors against personal liabilities resulting from litigation;

      Whereas, Indemnitee is, or is about to become, a member of the Board of Directors of the Company;

      Whereas, the Company desires to protect Indemnitee, to the fullest extent not prohibited by law, from personal liabilities arising as a result of service as a director of the Company and Indemnitee is desirous of such protection;

      Now, therefore, to induce Indemnitee to become and/or remain a director of the Company, the Company and Indemnitee hereby agree as follows:

      Section 1. Indemnification of Indemnitee Except to the extent prohibited by law, the Company shall indemnify Indemnitee as follows:

                  (a) Proceedings Other Than Proceedings by or in the Right of the Company. If Indemnitee heretofore was, now is, or hereafter becomes, or heretofore was, now is or hereafter is threatened to be made, a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Company, by reason of the Indemnitee's Corporate Status, the Company shall indemnify Indemnitee against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such Proceeding if, and to the extent that, a Final Determination is made pursuant hereto, that Indemnitee is entitled thereto.

                  (b) Proceedings By or in the Right of the Company. If Indemnitee heretofore was, now is or hereafter becomes, or heretofore was, now is or hereafter is threatened to be made, a party to any threatened, pending or completed Proceeding by or in the right of the Company, by reason of Indemnitee's Corporate Position, the Company shall indemnify Indemnitee against all Expenses actually


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and reasonably incurred by Indemnitee in connection with such Proceeding if, and to the extent that, a Final Determination is made pursuant hereto that Indemnitee is entitled thereto.

                  (c) Involvement Other Than As a Party. If, by reason of his/her Corporate Status, Indemnitee heretofore was, now is or hereafter becomes, or heretofore was, now is, or hereafter is threatened to be made, a witness or other participant of any kind, other than a party, in any threatened, pending or completed Proceeding, the Company shall, upon request, indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if, and to the extent that, a Final Determination is made pursuant hereto that Indemnitee is entitled thereto.

                  (d) Advancement of Expenses Prior to Final Determination. Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding with respect to which indemnification is provided in Section 1(a), 1(b) or 1(c) hereof shall be advanced by the Company promptly after receipt of
(i) a written request from Indemnitee for such an advancement of Expenses accompanied by written information in reasonable detail describing such Proceeding and Indemnitee's involvement therein and evidencing the Expenses for which such advancement is requested and (ii) an undertaking by or on behalf of Indemnitee to repay the Expenses so advanced if the Final Determination made pursuant hereto following Final Disposition of the Proceeding concludes that Indemnitee is not entitled to be indemnified hereunder with respect to such Expenses . Such undertaking shall not be secured and the amounts required to be repaid shall bear no interest. Within 10 days after receipt of a request for an advancement of Expenses and an undertaking to repay pursuant to this Section 1(d), the Company shall pay the requested amount to Indemnitee.

            Section 2. Determination of Entitlement

                  (a) Requests for Indemnification. Requests for indemnification made pursuant to any provision of this Agreement, other than requests for an advancement of Expenses pursuant to Section 1(d) hereof, shall be made by Indemnitee in writing and shall be accompanied by written information in reasonable detail evidencing the Expenses, judgments, fines or amounts paid in settlement for which indemnification is requested. Such request shall also specify by which of the Determining Parties Indemnitee elects to have a Determination of Entitlement made with respect to such request, viz:

                        (i)   the Disinterested Directors;

                        (ii)  Independent Counsel; or

                        (iii) Arbitration

                  (b) Requests for Repayment of Advancements. Subsequent to the Final Disposition of any Proceeding with respect to which Expenses have been advanced pursuant to Section 1(d) hereof, the Company may notify Indemnitee, in writing, that it desires to have a Determination of Entitlement made with respect to advancements of Expenses made by the Company pursuant to Section 1(d) hereof in connection with such Proceeding. Such notice shall be in writing and shall specify in reasonable detail the reasons for such request, which may include any claim that an advance was, in whole or part, not actually and reasonably incurred. If no such notice is given by the Company within 90 days after the Company receives a written notice from Indemnitee that Indemnitee considers that Final


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Disposition of a Proceeding has occurred, the Company shall be conclusively deemed to have made a Final Determination that Indemnitee was entitled to indemnification for all Expenses for which advances were made in connection with such Proceeding. Within 10 days after receipt by Indemnitee of a notice that the Company desires to have a Determination of Entitlement made with respect to advances, Indemnitee shall notify the Company, in writing, as to which Determining Party specified in Section 2(a) hereof the Indemnitee elects for such Determination of Entitlement.

                  (c) Determinations of Entitlement - Procedure.

                        (i) (A) If Indemnitee requests that a Determination of
            Entitlement be made by a majority of the Disinterested Directors, such determination shall be made within 90 days after receipt by the Company of such request. The Disinterested Directors may, however, decline to make a Determination of Entitlement by giving written notice thereof within 10 days after receipt of such request. The Disinterested Directors shall not be required to state any reason for such declination and no inference as to entitlement shall be drawn therefrom. If the Disinterested Directors decline to make such a determination, Indemnitee shall, within 10 days after receipt of notice thereof, designate, by written notice to the Company, another Determining Party. If the Disinterested Directors agree to make the determination, they shall provide the Company and Indemnitee with a written Determination of Entitlement specifying the indemnification to which Indemnitee is entitled and the basis for the determination. If, after agreeing to do so, the Disinterested Directors shall fail for any reason to make a Determination of Entitlement within such period of 90 days, they shall be conclusively deemed to have made a Final Determination that Indemnitee is entitled to indemnification for all of the Expenses, judgments, fines and/or amounts paid in settlement as to which the Determination of Entitlement was requested. If the Disinterested Directors determine that Indemnitee is entitled to indemnification with respect to one or more claims, issues or matters in the Proceeding as to which indemnification is sought, such determination shall be a Final Determination with respect to such claims, issues or matters.

                              (B) If the Disinterested Directors determine that
            Indemnitee is not entitled to the requested indemnification with respect to one or more claims, issues or matters in such Proceeding, Indemnitee may, by written notice to the Company given within 10 days after receipt of the Determination of Entitlement of the Disinterested Directors, elect to have a further Determination of Entitlement made with respect to such claims, issues or matters by either (A) Independent Counsel or (B) Arbitration, as Indemnitee shall specify in such notice. Such further determination shall be made de novo, and in the making of such further determination no weight whatsoever shall be given to the previous determination. If Indemnitee does not elect to have such a further Determination of Entitlement made, the Determination of the Disinterested Directors shall be a Final Determination with respect to all amounts for which indemnification was sought through such determination.

                        (ii) (A) If Indemnitee requests that a Determination of
            Entitlement be made by Independent Counsel, initially, as a further determination or, because the Disinterested Directors have declined to make a determination, Indemnitee shall, in such request specify the names and addresses of two attorneys proposed as Independent Counsel, and shall accompany such request with a written consent from each attorney so named to serve as


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            Independent Counsel if selected. Within 10 days after receipt of such request and consents, the Company shall give written notice to Indemnitee either (X) selecting one of such attorneys to serve as Independent Counsel or (Y) objecting to both such attorneys on the ground that they do not meet the requirements set forth in the definition of `Independent Counsel" in Section 16 hereof and providing, in reasonable detail, the facts forming the basis for such objections. If such a notice of objections is given, Indemnitee shall, by written notice given to the Company within 10 days after receipt of such notice, either (X) specify, by written notice to the Company, the names and addresses of two other attorneys proposed as Independent Counsel or (Y) elect, by written notice to the Company, to have the validity of the Company's objections determined by Arbitration. If Indemnitee proposes two other attorneys as Independent Counsel, the Company shall, in the same manner, either accept one of such attorneys or object to both, and Indemnitee shall have the same options with respect to the Company's response. If the Company objects to both of the attorneys next proposed as Independent Counsel by Indemnitee, the validity of the Company's objections shall be determined by Arbitration. If the Company's objections to both of the attorneys proposed as Independent Counsel by Indemnitee are determined by Arbitration not to be valid, Indemnitee shall by written notice to the Company, select one of such persons to so serve. If the Company's objection to only one of the attorneys so proposed is held to be valid, the other attorney so proposed shall serve as Independent Counsel. If the Company's objections to both of the attorneys so proposed are determined by Arbitration to be valid, Independent Counsel shall be selected by decision of the arbitrators in the Arbitration. The Independent Counsel shall provide the Company and Indemnitee with a written Determination of Entitlement specifying the indemnification to which Indemnitee is entitled and the basis for the determination.

                              (B) If the Independent Counsel determines that
            Indemnitee is entitled to the requested indemnification with respect to one or more of the claims, issues or matters in the Proceeding as to which indemnification is sought, such determination shall be a Final Determination with respect to such claims, issues or matters. If the Independent Counsel determines that Indemnitee is not entitled to indemnification with respect to one or more claims, issues or matters in such Proceeding, Indemnitee may, by written notice to the Company given within 10 days after receipt of the Determination, elect to have a further Determination of Entitlement made by Arbitration with respect to such claims, issues or matters. Such further determination shall be made de novo, and in the making of such further determination no weight whatsoever shall be given to previous determinations. If Indemnitee does not elect to have such a further Determination of Entitlement made, the Determination of Entitlement of the Independent Counsel shall be a Final Determination with respect to all amounts as to which indemnification was sought through such determination.

                        (iii) If Indemnitee requests that a Determination of
            Entitlement be made by Arbitration, initially, as a further determination or because the Disinterested Directors have declined to make a determination, the arbitrators shall provide the Company and Indemnity with a written Determination of Entitlement specifying the indemnification to which Indemnitee is entitled and the basis for their determination. Such determination shall be a Final Determination with respect to all amounts as to which indemnification was sought through such determination.

                        (iv) If a Determining Party determines that Indemnitee
            is entitled to indemnification with respect to one or more, but not all, of the claims, issues or matters in the Proceeding as to which a Determination of Entitlement is sought, the Determining Party shall allocate to the claims,


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

            issues or matters as to which Indemnitee is determined to be entitled to indemnification such part of the total Expenses, judgments, fines or amounts paid in settlement with respect to such Proceeding as the Determining Party shall, in its sole discretion, determine to be appropriate in light of all of the circumstances; provided, that no such allocation by a Determining Party shall be inconsistent with any allocation in a final disposition of the Proceeding. The Determining Party shall specify in the Determination of Entitlement the claims, issues and matters in the Proceeding as to which Indemnitee is determined to be entitled to indemnification and the amount of Expenses, judgments, fines or amounts paid in settlement allocated to such claims, issues and matters. The aggregate amount payable to Indemnitee pursuant to a Final Determination hereunder with respect to any Proceeding shall not, together with all amounts payable to Indemnitee pursuant to other Final Determinations hereunder with respect to such proceeding, not exceed the total Expenses, judgments, fines and amounts paid in settlement with respect to such Proceeding.

                        (v) Notwithstanding the foregoing, no indemnification of
            Expenses shall be granted under this Agreement with respect to any claim, issue or matter in a Proceeding by or in the right of the Company as to which Indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent, that the Delaware Court of Chancery or the court in which the Proceeding was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper. If, pursuant to Section 2(c)(iv) hereof, an allocation of Expenses is to be made with respect to a Proceeding by or in the right of the Company in which Indemnitee has been adjudged to be liable to the Company with respect to one or more claims, issues or matters, Indemnitee shall have the burden of proof in establishing that Expenses incurred in connection with the Proceeding were incurred in connection with the claims, issues or matters with respect to which Indemnitee was not adjudged to be liable.

                        (vi) The Company shall pay to Indemnitee, within 10 days
            after receipt of any Final Determination hereunder, all amounts to which Indemnitee is thereby determined by such Final Determination to be entitled.

                        (vii) The Company shall, upon request, indemnify
            Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with Determinations of Entitlement hereunder, and shall be responsible for, and shall pay directly, all fees and expenses of Independent Counsel and fees and expenses of Arbitration in connection therewith, regardless of the outcome of such determinations.

                        (viii) The Company and Indemnitee shall cooperate with
            the Determining Party and shall provide to the Determining Party such documentation and other information (A) as the Determining Party may reasonably request, (B) as is reasonably available and (C) as is not privileged or otherwise protected from disclosure. The Company and Indemnitee may provide to the Determining Party such other written information as they deem relevant to the Determination of Entitlement. Information so provided need not have been admitted, or be admissible, in the Proceeding with respect to which the Determination is being made. The Company and Indemnitee may also provide to the Determining Party written documents stating the reasons why they believe indemnification should, or should not, be granted.


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

            Section 3. Entitlement to Indemnity

                  (a) Standard of Entitlement.

                        (i) Indemnitee shall be entitled to indemnification
                  provided for herein if the Determining Party determines, with respect to a claim, issue or matter in a Proceeding to which
                  Section 1(a) or 1(b) is applicable, that

                              (A) Indemnitee acted in good faith and in a manner
                        that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe that his/her conduct was unlawful, or

                              (B) with respect to Expenses, Indemnitee was
                        Successful as to such claim, issue or matter and such Expenses were actually and reasonably incurred.

                        (ii) Indemnitee shall be entitled to indemnification
                  pursuant to Section 1(c) hereof if the Determining Party determines that the Expenses to be indemnified were actually and reasonably incurred by Indemnitee in a Proceeding to which
                  Section 1(c) applies.

                  (b) Presumptions; Burden of Proof and Persuasion. In making a Determination of Entitlement, a Determining Party shall presume that (i) Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe that his/her conduct was unlawful and (ii) Expenses for which indemnification is sought were actually and reasonably incurred by Indemnitee. If Indemnitee relied on information, opinions, reports or statements, including financial statements and financial data, prepared by other directors, or by officers, employees or agents of the Company, or by counsel or public accountants retained by the Company, Indemnitee shall be presumed to have relied thereon in good faith and without any reason to doubt the competence or good faith of such persons. The presumptions herein created shall be rebuttable, but anyone seeking to rebut such presumptions shall have the burden of proof, and the burden of persuasion, by clear and convincing evidence. In making a Determination of Entitlement, the Determining Party shall not impute to Indemnitee the knowledge and/or actions, or failure to act, of any other director, or of any employee or agent of the Company. The termination of a Proceeding by judgment, order, settlement (with or without court approval) or plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal Proceeding, had reason to believe that his/her conduct was unlawful

                  (c) Success. Indemnitee shall be deemed to have been Successful with respect to a claim, issue or matter in a Proceeding if (A) the Final Disposition of the Proceeding does not include a determination adverse to the Indemnitee with respect to such claim, issue or matter, (B) such claim, issue or matter is dismissed on motion, withdrawn or otherwise eliminated from the Proceeding, prior to Final Disposition, in any manner, including a settlement that does not involve a payment by Indemnitee, (C) such claim, issue or matter is eliminated from the Proceeding by a settlement that involves a payment by Indemnitee but that, in the opinion of the Determining Party, is favorable to Indemnitee or (D) in a criminal case, Indemnitee is, for any reason, not convicted (for example, by reason of a plea of nolo


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contendere), and does not plead guilty, with respect to such claim, issue, or matter. In addition, and without limitation of the foregoing, (i) moral exoneration of Indemnitee shall not be a condition of a determination that Indemnitee has been Successful with respect to a claim, issue or matter and (ii) Indemnitee shall be deemed to be Successful with respect to a claim, issue or matter which he/she defeats by assertion of a technical defense.

            Section 4. Enforcement

                  (a) Advances. If the Company shall fail to pay the requested amount to Indemnitee within 10 days after receipt of a request for an advancement of Expenses and an undertaking pursuant to Section 1(d) hereof, Indemnitee shall be entitled to commence an action for the payment of the requested amount in any court of competent jurisdiction selected by Indemnitee. The Company shall indemnify Indemnitee against his/her Expenses with respect to any such court action. In such court action, the Company shall not be entitled to oppose the right of Indemnitee to receive the requested advance on any ground other than the ground that Indemnitee's involvement in the Proceeding in connection with which the Expenses were incurred is not by reason of Indemnitee's Corporate Status. Any other objection shall be raised in a Determination of Entitlement pursuant to Section 2(c) hereof.

                  (b) Final Determination. If, within 10 days after a Final Determination hereunder, the Company shall fail to pay to Indemnitee all amounts determined to be payable pursuant to such Final Determination, Indemnitee shall be entitled to commence a proceeding for the payment of such amounts in any court of competent jurisdiction selected by Indemnitee. In such proceeding, the amounts determined to be payable pursuant to such Final Determination shall be regarded as a debt of the Company to Indemnitee and the Company shall not be entitled to oppose the claim of Indemnitee to such amounts on any ground that it would have been permitted to assert in a Determination of Entitlement hereunder. The Company shall indemnify Indemnitee against his/her Expenses with respect to any such proceeding.

      Section 5. Defense of Proceedings Nothing in this Agreement shall be deemed to give the Company the right to control, or participate in, the selection of Indemnitee's legal counsel or otherwise to control the activities of Indemnitee in or with respect to any Proceeding.

      Section 6. Non-exclusivity; No Duplication of Payments The rights and remedies of Indemnitee under this Agreement shall be in addition to, and shall not be exclusive of, any rights and remedies to which Indemnitee may at any time be entitled, whether as a result of provisions of law, regulations, the Company's Certificate of Incorporation or By Laws, insurance policies, vote of Company stockholders or Board of Directors or committee thereof, other contracts, policies of insurance or otherwise. The Company shall not be obligated to pay any indemnity hereunder with respect to any Expense, judgment, fine or amount paid in settlement to the extent that Indemnitee has actually received payment (net of Expenses incurred in connection therewith) pursuant to provisions of law, regulations, the Company's Certificate of Incorporation or By Laws, insurance policies, vote of Company stockholders or Board of Directors or committee thereof, other contracts, policies of insurance or otherwise.

      Section 7. Subrogation In the event that indemnity is paid under this Agreement, the Company shall be subrogated, to the extent of such payment, to all of the rights of recovery of Indemnitee against other persons with respect to the Expenses, judgments, fines or amounts paid in settlement with respect to which such indemnity was paid.


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

      Section 8. Severability; Reformation If any provision or provisions of this Agreement shall be determined to be legally unenforceable or invalid, such determination shall not affect the enforceability or validity of the other provisions hereof; and the provision or provisions determined to be unenforceable or invalid shall be reformed to the extent necessary to achieve enforceability and validity and in such manner as to carry out, the greatest extent possible, the objectives of this Agreement.

      Section 9. Survivability; Enforceability This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by

            (a) the Company and its successors and assigns; and

            (b) Indemnitee and his/her heirs, legatees, distributees and other successors and his/her executors, administrators, personal or legal representatives.

      Section 10. No Obligation to Continue Corporate Status Nothing in this Agreement shall have, or be construed as having, the effect of obligating the Company to continue the tenure of Indemnitee as a member of the Board of Directors of the Company or of obligating Indemnitee to continue such membership.

      Section 11. Continuation of Rights The rights of Indemnitee to indemnification hereunder shall continue after the time when Indemnitee ceases to be a director of the Company and shall apply whether the events and circumstances for which indemnification is sought hereunder occurred prior to or after the date of this Agreement.

      Section 12. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand or by courier service and receipted for by or on behalf of the party to whom said notice, request, demand or other communication shall have been directed or (b) sent by registered or certified mail, return receipt requested, postage prepaid, to the following address

                  If to the Company: Albany International Corp.
                                     P.O. Box 1907
                                     Albany, New York 12201
                                     Attention: Secretary

                  If to Indemnitee:

or to such other address as may have been furnished by the Company to Indemnitee, or by Indemnitee to the Company, in a notice delivered in accordance with this Section, such notice to be effective upon receipt.


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      Section 13. Governing Law This Agreement shall be governed by, and construed in accordance with, the law of Delaware.

      Section 14. Amendments and Waivers This Agreement cannot be amended, modified or changed, nor may compliance with any provision hereof be waived, except by an instrument in writing executed by the party against whom enforcement of such amendment, modification, change or waiver is sought. Any waiver by a party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict compliance with any provision of this Agreement at any time shall not deprive such party of the right to insist upon strict compliance with such provision at any other time or the right to insist upon strict compliance with any other provision hereof at any time.

      Section 15. Headings The headings of the Sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

      Section 16. Definitions For purposes of this Agreement:

            (a) "Affiliate" shall mean any corporation or entity, other than a Subsidiary, that, directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

            (b) "Arbitration" shall mean a proceeding conducted under the auspices of, and pursuant to, the commercial rules of the American Arbitration Association. Any such proceeding shall be conducted in Albany, New York, before a panel of three arbitrators. In the event of Arbitration, Indemnitee and the Company shall each choose one arbitrator from the American Arbitration Association's National Roster of Commercial Arbitrators. The arbitrators thus chosen shall then jointly choose the third arbitrator. The award of the arbitrators shall be final and binding on all parties. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            (c) "Company" shall mean Albany International Corp. and any corporation or entity into which the Company may be merged or with which the Company may be consolidated and any corporation, entity or person to which substantially all of the assets and business of the Company may be transferred.

            (d) "Corporate Status" shall mean (i) membership on the Board of Directors of the Company or any standing or ad hoc committee of the Board of Directors of the Company, (ii) membership on the Board of Directors of a Subsidiary or Affiliate of the Company or any standing or ad hoc committee of the Board of Directors of a Subsidiary or Affiliate of the Company if such membership was undertaken at the request of the Company and (iii) any other role, other than employee, undertaken by Indemnitee at the request of the Company while serving as a director of the Company.

            (e) "Determination of Entitlement" shall mean a determination of entitlement to indemnity hereunder, made pursuant to Section 2 hereof.


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            (f) "Determining Party" shall mean a party selected by Indemnitee, pursuant to Section 2 hereof, to make a Determination of Entitlement.

            (g) "Disinterested Directors" shall mean directors of the Company who are not, and have not been, parties to the Proceeding with respect to which Indemnitee is seeking indemnification.

            (h) "Expenses" shall mean all costs, fees and disbursements of any kind incurred by Indemnitee in connection with a pending or threatened Proceeding, or in connection with enforcement of any right under this Agreement, including, without limitation, attorneys fees, retainers and expenses, fees and expenses of accountants or other experts, fees and expenses of investigators, fees and expenses of witnesses, travel expenses, court costs, transcript costs, duplicating costs, research costs, printing and binding costs, telephone, facsimile and other technology costs, postage and delivery costs.

            (i) "Final Determination" shall mean, with respect to any claim, issue or matter in a Proceeding as to which a Determination of Entitlement is made pursuant hereto, a Determination of Entitlement that is specified as a Final Determination in Section 2 hereof.

            (j) "Final Disposition" shall mean the final, binding disposition of an entire action, suit or proceeding by a court of competent jurisdiction, or an arbitrator as the case may be, as to which all rights of appeal therefrom have been exhausted or lapsed, concerning the actions, conduct or rights of Indemnitee for which a request for indemnification made is made pursuant to
Section 1(a), 1(b) or 1(d) of this Agreement. In addition, and without limiting the foregoing, a Final Disposition shall also occur when the party commencing such action, suit or proceeding has abandoned the claims asserted or otherwise fails to prosecute the matter for a period of twelve (12) months.

            (k) "Immediate Family" of any person shall mean such person's spouse (present or former), parents (natural or adoptive), grandparents, children or grandchildren (natural or adopted), siblings, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, cousins (by birth or marriage) and any person, other than a domestic servant, who shares Indemnitee's home.

            (l) "Independent Counsel" shall mean an attorney in good standing


                        (i) who does not currently represent, and has not in the
            previous period of five years, represented, and who is not currently affiliated with, and has not in the previous period of five years been affiliated with, a law firm that currently represents, or in the previous period of five years represented, any of the following: the Company; a Subsidiary or Affiliate of the Company; any officer of the Company; Indemnitee; any member of Indemnitee's Immediate Family; any corporation or entity of any kind of which Indemnitee or any member of his/her Immediate Family is or was an officer or trustee or which is or was controlled by Indemnitee and/or by members of his/her Immediate Family; or any other party to the Proceeding with respect to which indemnification is being sought by Indemnitee;

                        (ii) who is not a member of the Immediate Family of
            Indemnitee or any officer or director of the Company; and


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

                        (iii) who confirms in writing that he/she satisfies the
            above criteria and is aware of no conflict of interest or provision of the applicable standards of professional conduct then prevailing which would prohibit his/her service as Independent Counsel hereunder.

                  (m) "Proceeding" shall mean any action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, hearing or other proceeding, whether civil, criminal, administrative, legislative, investigative or other. The term "Proceeding" shall also include, for all purposes of this Agreement, any appeal from any decision or determination made in a Proceeding. For purposes of this Agreement, the term "threatened" shall be deemed to include, but shall not be limited to, Indemnitee's good faith belief that a claim or other assertion may lead to the initiation of a Proceeding.

                  (n) "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, or other persons performing similar functions, are at the time, owned, directly or indirectly, by the Company.

      Section 17. Counterparts This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In Witness Whereof, the parties hereto have duly executed the Agreement as of the date first above written.

ALBANY INTERNATIONAL CORP.

By________________________________

Title:

INDEMNITEE


__________________________________


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